UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2013

Michael Baker Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6627	25-0927646
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive

Moon Township, Pennsylvania 15108

(Address of Principal Executive Offices, including Zip Code)

(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 5, 2013, Michael Baker Corporation (the “Company”) issued a press release announcing that the Company and Integrated Mission Solutions, Inc., a Delaware corporation (“IMS”) had agreed that the commencement date of the previously announced tender offer to be made by CDL Acquisition Co. Inc., a wholly owned subsidiary of IMS (“Merger Sub”), will be Monday, September 9, 2013. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information

The tender offer for the outstanding common stock of the Company referred to in this document has not yet commenced. This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company Common Stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the tender is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and Solicitation/Recommendation will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all shareholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.

Customary Note Regarding Forward-Looking Statements

This report contains forward-looking statements with respect to the tender offer and related transactions, including the benefits expected from the acquisition and the expected timing of the completion of the transaction. When used in this report, the words “can,” “will,” “intends,” “expects,” “is expected,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Such statements are based on a number of assumptions that could ultimately prove inaccurate, and are subject to a number of risk factors, including uncertainties regarding the timing of the closing of the transaction, uncertainties as to how many shareholders of the Company may tender their stock in the tender offer, the possibility that a government entity may prohibit, decry or refuse to grant approval for the consummation of the transaction, and general economic and business conditions. The Company does not assume any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors that could cause actual results of the tender offer to differ materially include the following: the risk of failing to obtain any regulatory approvals or satisfy conditions to the transaction, the risk that Parent is unable to obtain adequate financing, the risk that the transaction will not close or that closing will be delayed, the risk that the Company’s business will suffer due to uncertainty related to the transaction, the competitive environment in our industry and competitive responses to the transaction, as well as risk factors set forth above. Further information on factors that could affect the Company’s financial results is provided in documents filed by the Company with the SEC, including the Company’s recent filings on Form 10-K and Forms 10-Q.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Michael Baker Corporation, dated September 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ H. James McKnight
H. James McKnight
Office of the Chief Executive,
Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: September 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Michael Baker Corporation, dated September 5, 2013